Exhibit 32.1
CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Neptune Insurance Holdings Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Trevor Burgess, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

NEPTUNE INSURANCE HOLDINGS INC.

	By:	/s/ Trevor Burgess
	Name:	Trevor Burgess
	Title:	Chief Executive Officer and Chairman of the Board of Directors
(Principal Executive Officer)

Date: July 27, 2026
The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.